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                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     We hereby certify that the accompanying Report of Harris Preferred Capital Corporation on Form 10-Q for the quarter ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Harris Preferred Capital Corporation.

Date November 14, 2005

                                                                 /s/ JANINE
/s/ PAUL R. SKUBIC                                               MULHALL
-------------------------------------                            ---

                                                                 Janine
                                                                 Mulhall
                                                                 Chief
Paul R. Skubic                                                   Financial
Chief Financial Officer                                          Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Harris Preferred Capital Corporation and will be retained by Harris Preferred Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.